united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Wendy Wang, Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022_________

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2612

Date of fiscal year end: 8/31

Date of reporting period: 8/31/22

Item 1. Reports to Stockholders.

Anchor Risk Managed Credit Strategies Fund

Advisor Class (ATCAX)

Institutional Class (ATCSX)

Anchor Risk Managed Equity Strategies Fund

Advisor Class (ATEAX)

Institutional Class (ATESX)

Anchor Risk Managed Global Strategies Fund

Advisor Class (ATAGX)

Institutional Class (ATGSX)

Annual Report

August 31, 2022

1-844-594-1226

www.anchorcapitalfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Anchor Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.

Member FINRA

Anchor Risk Managed Credit Strategies Fund

Annual Shareholder Report

August 31, 2022

It is our pleasure to present the annual report for the Anchor Risk Managed Credit Strategies Fund for the fiscal year ended August 31, 2022. On behalf of the entire team at Anchor Capital, we would like to thank you for your investment in the Fund.

Performance

Broad inflation continued to control the headlines as metrics breached levels not seen in 40+ years, forcing central banks to rapidly tighten monetary policy in a slowing economy. This combination has produced historic drawdowns simultaneously in equities and fixed income, leaving few places for investors to hide.

The Advisor Class fell -7.65% for the fiscal year ended August 31, 2022, underperforming the HFRX Absolute Return Index1 and the Morningstar Nontraditional Bond Category. The HFRX Absolute Return Index dropped -1.28%, and the Morningstar Nontraditional Bond Category fell -6.27%.

Market and Fund Performance Commentary

Inflation remained the focal point throughout the fiscal year as central banks quickly repositioned. What was once considered “transitory” has now materialized and is beginning to wreak havoc on the consumer and credit markets. Talks about “bubbles” in virtually every asset class and an unsustainable surge in prices have left little option for the Federal Reserve but to rapidly increase interest rates. This led to multiple 75 basis point hikes, the largest relative rate-hiking campaign in history. As a result, demand has dissipated, and yield curve spreads have inverted signaling deep recession risk. Economic activity has slowed down, with the Federal Reserve committed to its plan even if it would induce a recession.

Bond volatility has been elevated throughout the fiscal year and reached levels not seen since 2020 and 2009. A sustained raising rate environment has produced correlation risk that has not been seen often in recent history. Fixed income and equities have moved in tandem this fiscal year with little signs of change as expectations of tightening persist through 2023. The Federal Reserve is about to begin the runoff of their balance sheet which may add additional pressure to rates.

The Fund’s underperformance relative to its benchmark, the HFRX Absolute Return Index, came primarily from its exposure to the high yield market. As volatility and risk increased, the Fund hedged its exposure and was able to mitigate downside risk in high yield, but the overall exposure weighed to the downside. Despite the underperformance towards its

5780-NLD-09292022	www.anchor-capital.com	15 Enterprise, Suite 450
Aliso Viejo, CA 92656 USA
(800) 290-8633 main
(949) 382-1497 fax

benchmark, the Fund was able to mitigate approximately one-third the downside risk and half the volatility in comparison to the Bloomberg U.S. Corporate High Yield Bond Index2. As bond volatility remains elevated, this may provide opportunities for the Fund’s multi-factor, multi-timeframe risk-management process.

Market Outlook

As we enter the final quarter of 2022, the Federal Reserve has remained adamant about getting inflation significantly lower even if further pain is necessary. As a result, this will likely continue to keep inflation in the spotlight as consumer demand drops precipitously. With mortgage rates hitting levels not seen since 2008, housing activity is starting to show signs of weakening, which may add stress to the overall economy. Paired with the eventual tapering of the Federal Reserve Balance Sheet (including mortgage-backed securities), this may intensify interest rate volatility. As higher rates continue to dampen economic growth, fears of the Federal Reserve over-tightening will likely begin to emerge. We believe this type of volatility and uncertainty is well-suited for risk-managed strategies, specifically the Fund.

Eric Leake	Garrett Waters
President, Anchor Capital	CEO, Anchor Capital

[1]	The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance.

[2]	The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

5780-NLD-09292022	www.anchor-capital.com	15 Enterprise, Suite 450
Aliso Viejo, CA 92656 USA
(800) 290-8633 main
(949) 382-1497 fax

Anchor Risk Managed Equity Strategies Fund

Annual Shareholder Report

August 31, 2022

It is our pleasure to present the annual report for the Anchor Risk Managed Equity Strategies Fund for the fiscal year ended August 31, 2022. On behalf of the entire team at Anchor Capital, we would like to thank you for your investment in the Fund.

Performance

Broad inflation continued to control the headlines as metrics breached levels not seen in 40+ years, forcing central banks to rapidly tighten monetary policy in a slowing economy. This combination has produced historic drawdowns simultaneously in equities and fixed income, leaving few places for investors to hide.

The Advisor Class fell -2.49% for the fiscal year ended August 31, 2022, outperforming the S&P 500 Total Return Index and the Morningstar Long-Short Equity Category. The S&P 500 Total Return Index1 dropped -11.23%, and the Morningstar Long-Short Equity Category declined -7.58%. The Fund’s multi-timeframe, multi-factor approach performed as expected in this volatile environment, mitigating approximately two-thirds of the downside risk and half of the volatility in comparison to the S&P 500 Total Return Index.

Market and Fund Performance Commentary

From zero-bound rates and record stimulus packages to the largest relative rate hiking campaign in history, capital markets had a volatile start to 2022. Inflation proved to be anything but transitory – forcing the Federal Reserve to quickly change its stance on monetary policy. Despite the drawdown in both equities and bonds, the Federal Reserve remained hawkish and strongly committed to bringing inflation down “significantly” with more rate hikes on the table. Higher rates are slowly materializing throughout the economy as demand and various economic indicators weaken. The United States entered a recession in Q2 2022 as GDP shrunk by 0.6%, despite the efforts to change the definition by the White House.

Geopolitical tension, supply constraints from continued COVID lockdowns in China, and the unwind of the aforementioned pent-up demand caused commodity prices to spike around the world. The Russia/Ukraine war exacerbated supply chain issues as Russia cuts off supply to most of the world, spiking oil and natural gas prices further. Surging energy prices coupled with strong consumer demand in the first half of 2022 led to the Consumer Price Index hitting levels not seen since 1981. China has committed to a zero COVID policy and has periodically locked down entire cities to contain any hint of an outbreak, which has further hampered the supply chain and global economic activity.

5780-NLD-09292022	www.anchor-capital.com	15 Enterprise, Suite 450
Aliso Viejo, CA 92656 USA
(800) 290-8633 main
(949) 382-1497 fax

The Fund’s risk-management process and dynamic exposure management led to the overall outperformance for the year. The Fund intermittently hedged its exposure in times of rising volatility and adjusted exposure during bear-market bounces. This led to the Fund having a third of the drawdown and half of the volatility of the S&P 500 TR Index during the fiscal year. The Fund experienced a maximum drawdown of -7.33% with a standard deviation of 10.22%. In comparison, the S&P 500 TR Index had a maximum drawdown of -22.99% and a standard deviation of 20.05%.

Market Outlook

With the Federal Reserve potentially committed to fighting inflation through 2023, there will likely continue to be uncertainty around equity valuations as volatility remains elevated in both equities and bonds. The eventual unwinding of Federal Reserve assets may further exacerbate interest rate volatility and concerns of over-tightening. Expectations of increases in unemployment, housing market declines, and diminishing consumer demand will likely continue to be a headwind to the markets. Midterm elections are right around the corner which may create further uncertainty and volatility around the outcome of the Congressional house in this sensitive environment. Geopolitical tensions appear to be intensifying as China becomes a potential threat along with the continued Russia/Ukraine War. We believe this type of volatility and uncertainty is well-suited for risk-managed strategies, specifically the Fund.

Eric Leake	Garrett Waters
President, Anchor Capital	CEO, Anchor Capital

[1]	The S&P 500 TR Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. Standard & Poor’s chooses the members companies for the S&P based on market size, liquidity, and industry group representation. Calculated intraday by S&P based on the price changes and reinvested dividends of the S&P 500 Index.

5780-NLD-09292022	www.anchor-capital.com	15 Enterprise, Suite 450
Aliso Viejo, CA 92656 USA
(800) 290-8633 main
(949) 382-1497 fax

Anchor Risk Managed Global Strategies Fund

Annual Shareholder Report

August 31, 2022

It is our pleasure to present the annual report for the Anchor Risk Managed Global Strategies Fund for the fiscal year ended August 31, 2022. On behalf of the entire team at Anchor Capital, we would like to thank you for your investment in the Fund.

Performance

Broad inflation continued to control the headlines as metrics breached levels not seen in 40+ years, forcing central banks to rapidly tighten monetary policy in a slowing economy. This combination has produced historic drawdowns simultaneously in equities and fixed income, leaving few places for investors to hide.

The Advisor Class declined -6.30% for the fiscal year ended August 31, 2022, outperforming the MSCI All Country World Index1 and the Morningstar Long-Short Equity Category. The MSCI All Country World Index dropped -15.89%, and the Morningstar Long-Short Equity Category fell -7.58%.

Market and Fund Performance Commentary

Uncertainty around global inflation and the resulting rapid tightening of monetary policy has led to elevated volatility in the markets. Inflation metrics proved to be anything other than transitory as central banks quickly pivoted to a raising rate environment. As supply constraints remain- partially due to continued China zero COVID policies and surging energy prices-CPI remained lofty and has not proven that it has peaked quite yet. Global demand and productivity are beginning to slow as higher interest rates and tight monetary policy begins to work their way through the financial system.

As a result of rapid tightening in the United States, the US dollar has significantly increased in value relative to foreign currencies, causing havoc to international countries with dollar-denominated debt. This will likely act as a headwind to most emerging economies and their continued growth, as debt servicing becomes a larger portion of their GDP. The culmination of a stronger dollar, tightening monetary policy, and resilient commodity prices have led to stagflation fears in parts of the world as growth comes to a halt.

The Fund’s dynamic risk-management process allowed the Fund to navigate this volatile environment while reducing risk and standard deviation. The maximum drawdown for the fiscal year was -12.83% in comparison to the MSCI All Country World Index drawing down -22.08%. The Fund’s standard deviation was 8.54% versus 17.40% for its benchmark. The Fund’s short exposure to developed versus domestic equities led to the overall outperformance on the fiscal year.

5780-NLD-09292022	www.anchor-capital.com	15 Enterprise, Suite 450
Aliso Viejo, CA 92656 USA
(800) 290-8633 main
(949) 382-1497 fax

Market Outlook

Global inflation has remained elevated and will likely continue to force central banks to tighten further into a slowing global economy. Proof of inflation moderating has yet to be seen and may continue to remain the pivotal focus of the markets. The strength of the US dollar will likely continue to act as a headwind to global growth and present further opportunities for the Fund. Geopolitical tensions remain unstable and may continue to exacerbate energy prices and further uncertainty. The threat of COVID outbreaks and shutting down economies also remain as we may be heading into peak seasonality. We believe this type of volatility and uncertainty is well-suited for risk-managed strategies, specifically the Fund.

Eric Leake	Garrett Waters
President, Anchor Capital ’	CEO, Anchor Capital

[1]	The MSCI All Country World Index is a market-capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is comprised of large and mid-capitalization stocks from both developed and emerging markets.

5780-NLD-09292022	www.anchor-capital.com	15 Enterprise, Suite 450
Aliso Viejo, CA 92656 USA
(800) 290-8633 main
(949) 382-1497 fax

Anchor Risk Managed Credit Strategies Fund

Portfolio Review (Unaudited)

August 31, 2022

The Fund’s performance figures for the periods ended August 31, 2022, compared to its benchmark:

Comparison of the Change in Value of a $10,000 Investment

			Since	Since
		Five	Inception	Inception
	One Year	Years	9/29/2015*	9/11/2020**
Anchor Risk Managed Credit Strategies Fund - Institutional Class	(7.85)%	0.89%	1.41%	N/A
Anchor Risk Managed Credit Strategies Fund - Advisor Class	(7.65)%	N/A	N/A	(1.12)%
HFRX Absolute Return Index***	(1.28)%	1.63%	1.70%	1.71%

*	The Institutional Class commenced operations on September 29, 2015.

**	The Advisor Class commenced operations on September 11, 2020.

***	The HFRX Absolute Return Index is designed to be representative of the overall composition of the Hedge Fund Universe. It is comprised of all eligible hedge fund strategies including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis, multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques to ensure that each index is a pure representation of its corresponding investment focus. Investors cannot invest directly in an index, and unlike the Fund, returns do not reflect any fees, expenses or sales charges.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. The adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund through December 31, 2023 (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example, options and swap fees and expenses), acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) to 2.25% of the Institutional Class’s average daily net assets of the Fund and 2.00% of the Advisor Class’s average daily net assets of the Fund. For performance information current to the most recent month-end, please call 1-844-594-1226.

Anchor Risk Managed Credit Strategies Fund

Portfolio Review (Unaudited)(Continued)

August 31, 2022

Per the fee table in the Fund’s Prospectus dated December 29, 2021, the Fund’s Total Annual Operating Expense Ratio is 2.87% for Institutional Class and 2.75% for Advisor Class, respectively. Updated information regarding the Fund’s expense ratio is available in the Financial Highlights.

PORTFOLIO COMPOSITION (Unaudited)

% of Net Assets
Exchange-Traded Funds	19.7%
Money Market Fund	50.1%
Cash & Other Assets Less Liabilities	30.2%
Total	100.0%

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

Anchor Risk Managed Equity Strategies Fund

Portfolio Review (Unaudited)

August 31, 2022

The Fund’s performance figures for the periods ended August 31, 2022, compared to its benchmark:

Comparison of the Change in Value of a $10,000 Investment

			Since Inception	Since Inception
	One Year	Five Years	9/6/2016 *	4/30/2020 **
Anchor Risk Managed Equity Strategies Fund - Institutional Class	(2.76)%	11.33%	11.39%	N/A
Anchor Risk Managed Equity Strategies Fund - Advisor Class	(2.49)%	N/A	N/A	13.56%
S&P 500 Total Return Index***	(11.23)%	11.82%	12.45%	15.79%

*	The Institutional Class commenced operations on September 6, 2016.

**	The Advisor Class commenced operations on April 30, 2020.

***	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. The adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund through December 31, 2023 (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example, options and swap fees and expenses), acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) to 2.25% of the Institutional Class’s average daily net assets of the Fund and 2.00% of the Advisor Class’s average daily net assets of the Fund. For performance information current to the most recent month-end, please call 1-844-594-1226.

Per the fee table in the Fund’s Prospectus dated December 29, 2021, the Fund’s Total Annual Operating Expense Ratio is 2.17% for Institutional Class and 1.96% for Advisor Class, respectively. Updated information regarding the Fund’s expense ratio is available in the Financial Highlights.

PORTFOLIO COMPOSITION (Unaudited)

% of Net Assets
Exchange-Traded Funds	32.4%
Money Market Fund	49.5%
Cash & Other Assets Less Liabilities	18.1%
Total	100.0%

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

Anchor Risk Managed Global Strategies Fund

Portfolio Review (Unaudited)

August 31, 2022

The Fund’s performance figures for the periods ended August 31, 2022, compared to its benchmark:

Comparison of the Change in Value of a $10,000 Investment

		Since Inception	Since Inception
	One Year	1/15/2019 *	7/15/2020 **
Anchor Risk Managed Global Strategies Fund - Institutional Class	(6.57)%	6.58%	N/A
Anchor Risk Managed Global Strategies Fund - Advisor Class	(6.30)%	N/A	3.17%
MSCI All Country World Index ***	(15.89)%	9.21%	6.92%

*	The Institutional Class commenced operations on January 15, 2019.

**	The Advisor Class commenced operations on July 15, 2020.

***	The MSCI All Country World Index is composed of large and mid-capitalization developed and emerging market equities. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. The adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund through December 31, 2023 (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example, options and swap fees and expenses), acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) to 2.25% of the Institutional Class’s average daily net assets of the Fund and 2.00% of the Advisor Class’s average daily net assets of the Fund. For performance information current to the most recent month-end, please call 1-844-594-1226.

Per the fee table in the Fund’s Prospectus dated December 29, 2021, the Fund’s Total Annual Operating Expense Ratio is 2.54% for Institutional Class and 2.21% for Advisor Class, respectively. Updated information regarding the Fund’s expense ratio is available in the Financial Highlights.

PORTFOLIO COMPOSITION (Unaudited)

% of Net Assets
Exchange Traded Funds	21.7%
Money Market Fund	44.9%
Cash & Other Assets Less Liabilities	33.4%
Total	100.0%

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

ANCHOR RISK MANAGED CREDIT STRATEGIES FUND
SCHEDULE OF INVESTMENTS
August 31, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 19.7%
	FIXED INCOME - 19.7%
100,000	iShares iBoxx $ High Yield Corporate Bond ETF	$7,453,000

	TOTAL EXCHANGE-TRADED FUNDS (Cost $7,789,760)	7,453,000

	SHORT-TERM INVESTMENTS — 50.1%
	MONEY MARKET FUNDS - 50.1%

19,011,496	First American Government Obligations Fund Class X, 2.04% (Cost $19,011,496)(a)	19,011,496

	TOTAL INVESTMENTS - 69.8% (Cost $26,801,256)	$26,464,496
	OTHER ASSETS IN EXCESS OF LIABILITIES - 30.2%	11,464,767
	NET ASSETS - 100.0%	$37,929,263

ETF - Exchange-Traded Fund

(a)	Rate disclosed is the seven-day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

ANCHOR RISK MANAGED EQUITY STRATEGIES FUND
SCHEDULE OF INVESTMENTS
August 31, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 32.4%
	EQUITY - 32.4%
391,775	Invesco QQQ Trust Series 1	$117,246,504
100,000	SPDR S&P 500 ETF Trust	39,518,000
		156,764,504

	TOTAL EXCHANGE-TRADED FUNDS (Cost $104,516,461)	156,764,504

	SHORT-TERM INVESTMENTS — 49.5%
	MONEY MARKET FUNDS - 49.5%
239,283,233	First American Government Obligations Fund Class X, 2.04% (Cost $239,283,233)(a)	239,283,233

	TOTAL INVESTMENTS - 81.9% (Cost $343,799,694)	$396,047,737
	OTHER ASSETS IN EXCESS OF LIABILITIES - 18.1%	87,255,306
	NET ASSETS - 100.0%	$483,303,043

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount	Unrealized (Depreciation)
100	CME E-Mini Standard & Poor’s 500 Index Future	09/16/2022	$19,782,500	$(25,015)

OPEN FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount	Unrealized Appreciation
300	CME E-Mini NASDAQ 100 Index Future	09/16/2022	$73,711,800	$1,997,450

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

(a)	Rate disclosed is the seven-day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

ANCHOR RISK MANAGED GLOBAL STRATEGIES FUND
SCHEDULE OF INVESTMENTS
August 31, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 21.7%
	EQUITY - 21.7%
110,000	iShares MSCI EAFE ETF	$6,787,000

	TOTAL EXCHANGE-TRADED FUNDS (Cost $7,695,050)	6,787,000

	SHORT-TERM INVESTMENTS — 44.9%
	MONEY MARKET FUNDS - 44.9%

14,109,136	First American Government Obligations Fund Class X, 2.04% (Cost $14,109,136)(a)	14,109,136

	TOTAL INVESTMENTS - 66.6% (Cost $21,804,186)	$20,896,136
	OTHER ASSETS IN EXCESS OF LIABILITIES - 33.4%	10,495,969
	NET ASSETS - 100.0%	$31,392,105

OPEN FUTURES CONTRACT
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount	Unrealized (Depreciation)
20	CME E-Mini NASDAQ 100 Index Future	09/16/2022	$4,914,120	$(2,892)

OPEN FUTURES CONTRACT
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount	Unrealized Appreciation
150	ICE US mini MSCI EAFE Index Futures	09/16/2022	$13,703,250	$234,145

EAFE - Europe, Australasia and Far East

ETF - Exchange-Traded Fund

MSCI - Morgan Stanley Capital International

(a)	Rate disclosed is the seven-day effective yield as of August 31, 2022.

See accompanying notes to financial statements.

Anchor Funds
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2022

	Anchor Risk Managed	Anchor Risk	Anchor Risk
	Credit Strategies	Managed Equity	Managed Global
	Fund	Strategies Fund	Strategies Fund
ASSETS
Investment securities:
At cost	$26,801,256	$343,799,694	$21,804,186
At value	$26,464,496	$396,047,737	$20,896,136
Deposits with brokers (Note 3):
Interactive Brokers LLC	3,239,777	82,493,868	6,318,064
Jefferies LLC - cash collateral	15,680,190	—	93,802
Securities collateral pledge - Jefferies LLC	7,778,685	—	4,040,190
Receivable for Fund shares sold	684	4,721,264	—
Variation margin on futures contracts	—	1,768,058	120,530
Dividends and interest receivable	16,684	356,103	23,657
Prepaid expenses	15,879	43,015	15,616
TOTAL ASSETS	53,196,395	485,430,045	31,507,995

LIABILITIES
Payable for investments purchased	15,164,335	—	—
Payable for Fund shares redeemed	24,074	1,324,931	46,879
Investment advisory fees payable	34,906	632,424	30,088
Payable to related parties	13,067	37,149	8,043
Distribution (12b-1) fees payable	5,548	36,332	5,416
Accrued expenses and other liabilities	25,202	96,166	25,464
TOTAL LIABILITIES	15,267,132	2,127,002	115,890
NET ASSETS	$37,929,263	$483,303,043	$31,392,105

Net Assets Consist Of:
Paid in capital	40,983,040	415,887,762	34,020,849
Accumulated earnings (deficits)	(3,053,777)	67,415,281	(2,628,744)
NET ASSETS	$37,929,263	$483,303,043	$31,392,105
Institutional Class
Net Assets	$27,696,991	$162,409,794	$24,851,733
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,851,974	10,965,650	2,407,698
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)	$9.71	$14.81	$10.32

Advisor Class
Net Assets	$10,232,272	$320,893,249	$6,540,372
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,050,396	21,543,028	630,791
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)	$9.74	$14.90	$10.37

See accompanying notes to financial statements.

Anchor Funds
STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2022

		Anchor Risk Managed	Anchor Risk
	Anchor Risk Managed	Equity Strategies	Managed Global
	Credit Strategies Fund	Fund	Strategies Fund
INVESTMENT INCOME
Dividends	$1,166,684	$1,331,956	$164,732
Interest	54,979	863,251	69,449
TOTAL INVESTMENT INCOME	1,221,663	2,195,207	234,181

EXPENSES
Investment advisory fees	749,084	5,811,008	566,068
Margin interest expense	667,536	—	—
Dividend expense on securities sold short	387,461	—	—
Distribution (12b-1) fees - Institutional Class	86,036	418,964	66,121
Administrative services fees	45,308	289,885	41,117
Accounting services fees	34,042	71,507	32,969
Registration fees	44,423	60,781	38,546
Legal fees	13,534	12,358	12,103
Audit fees	14,404	15,002	14,624
Printing and postage expenses	9,968	60,167	5,370
Transfer agent fees	18,068	49,681	18,080
Trustees’ fees and expenses	13,027	21,895	12,890
Third party administrative services fees	8,197	235,281	14,118
Compliance officer fees	9,419	25,257	8,040
Custodian fees	7,509	31,833	7,500
Insurance expense	4,347	13,140	3,540
Miscellaneous expense	3,490	5,977	3,969
TOTAL EXPENSES	2,115,853	7,122,736	845,055
Less: Fees waived by the adviser	(39,148)	—	(71,728)
NET EXPENSES	2,076,705	7,122,736	773,327
NET INVESTMENT LOSS	(855,042)	(4,927,529)	(539,146)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	(2,831,517)	—	—
Futures contracts	(1,741,309)	33,583,470	(900,563)
Securities sold short	2,116,468	—	93,825
Net change in unrealized depreciation on:
Investments	(552,310)	(37,246,406)	(908,050)
Futures contracts	(93,717)	(730,350)	(654,635)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,102,385)	(4,393,286)	(2,369,423)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,957,427)	$(9,320,815)	$(2,908,569)

See accompanying notes to financial statements.

Anchor Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Anchor Risk Managed		Anchor Risk Managed
	Credit Strategies Fund		Equity Strategies Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
FROM OPERATIONS:
Net investment income (loss)	$(855,042)	$501,781	$(4,927,529)	$(4,456,906)
Net realized gain (loss) from investments	(2,456,358)	1,462,330	33,583,470	4,990,911
Net change in unrealized appreciation (depreciation) on investments	(646,027)	174,777	(37,976,756)	46,562,296
Net increase (decrease) in net assets resulting from operations	(3,957,427)	2,138,888	(9,320,815)	47,096,301

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class:
Distributable earnings	(858,203)	(696,886)	—	—
Advisor Class:
Distributable earnings	(341,948)	(4,423)	—	—
Net decrease in net assets from distributions to shareholders	(1,200,151)	(701,309)	—	—

FROM SHARES OF BENEFICIAL INTEREST:
Institutional Class:
Proceeds from shares sold	24,130,608	22,421,301	140,742,680	121,900,391
Reinvestment of dividends	848,591	680,185	—	—
Payments for shares redeemed	(33,438,008)	(28,037,080)	(150,682,096)	(190,055,053)
Advisor Class:
Proceeds from shares sold	9,643,025	7,857,905	248,723,106	153,695,100
Reinvestment of dividends	341,948	4,423	—	—
Payments for shares redeemed	(5,921,892)	(409,407)	(66,629,900)	(40,277,224)
Net increase (decrease) in net assets from shares of beneficial interest	(4,395,728)	2,517,327	172,153,790	45,263,214

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,553,306)	3,954,906	162,832,975	92,359,515

NET ASSETS
Beginning of Year	47,482,569	43,527,663	320,470,068	228,110,553
End of Year	$37,929,263	$47,482,569	$483,303,043	$320,470,068

SHARE ACTIVITY
Institutional Class:
Shares sold	2,367,184	2,126,490	9,483,236	9,203,978
Shares reinvested	82,790	64,720	—	—
Shares redeemed	(3,296,771)	(2,646,572)	(10,128,743)	(13,725,823)
Net decrease in shares of beneficial interest outstanding	(846,797)	(455,362)	(645,507)	(4,521,845)

Advisor Class:
Shares sold	916,277	736,308	16,630,592	10,995,832
Shares reinvested	33,328	421	—	—
Shares redeemed	(597,351)	(38,587)	(4,492,499)	(2,757,184)
Net increase in shares of beneficial interest outstanding	352,254	698,142	12,138,093	8,238,648

See accompanying notes to financial statements.

Anchor Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Anchor Risk Managed
	Global Strategies Fund
	For the	For the
	Year Ended	Year Ended
	August 31, 2022	August 31, 2021
FROM OPERATIONS:
Net investment loss	$(539,146)	$(629,041)
Net realized gain (loss) from investments	(806,738)	5,661,009
Net change in unrealized appreciation (depreciation) on investments	(1,562,685)	(1,076,158)
Net increase (decrease) in net assets resulting from operations	(2,908,569)	3,955,810

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class:
Distributable earnings	(3,154,688)	(348,367)
Advisor Class :
Distributable earnings	(1,230,523)	—
Net decrease in net assets from distributions to shareholders	(4,385,211)	(348,367)

FROM SHARES OF BENEFICIAL INTEREST:
Institutional Class:
Proceeds from shares sold	15,766,518	18,984,230
Reinvestment of dividends	3,116,348	324,142
Payments for shares redeemed	(19,887,208)	(12,728,195)
Advisor Class :
Proceeds from shares sold	9,919,619	7,356,493
Reinvestment of dividends	1,230,523	—
Payments for shares redeemed	(9,175,340)	(947,048)
Net increase in net assets from shares of beneficial interest	970,460	12,989,622

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,323,320)	16,597,065

NET ASSETS
Beginning of Year	37,715,425	21,118,360
End of Year	$31,392,105	$37,715,425

SHARE ACTIVITY
Institutional Class:
Shares sold	1,498,865	1,684,444
Shares reinvested	298,501	29,202
Shares redeemed	(1,879,077)	(1,100,201)
Net increase (decrease) in shares of beneficial interest outstanding	$(81,711)	613,445

Advisor Class:
Shares sold	888,284	624,426
Shares reinvested	117,528	—
Shares redeemed	(919,154)	(80,294)
Net increase in shares of beneficial interest outstanding	86,658	544,132

See accompanying notes to financial statements.

Anchor Risk Managed Credit Strategies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2022	August 31, 2021	August 31, 2020	August 31, 2019	August 31, 2018
Net asset value, beginning of year	$10.80	$10.48	$9.70	$9.73	$10.06
Activity from investment operations:
Net investment income (loss) (1)(4)(9)	(0.19)	0.12	0.10	0.00 (5)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.64)	0.35	0.88	—	(0.11)
Total from investment operations	(0.83)	0.47	0.98	0.00	(0.16)
Less distributions:
From net investment income	—	(0.14)	(0.19)	(0.01)	(0.13)
From net realized gains	(0.26)	(0.01)	—	—	(0.04)
From return of capital	—	—	(0.01)	(0.02)	—
Total distributions	(0.26)	(0.15)	(0.20)	(0.03)	(0.17)
Paid-in capital from redemption fees (1)	—	—	—	—	0.00 (5)
Net asset value, end of year	$9.71	$10.80	$10.48	$9.70	$9.73
Total return (2)	(7.85)%	4.57%	10.32%	(0.04)%	(1.65)%
Net assets, end of year (000s)	$27,697	$39,937	$43,528	$23,086	$40,086
Ratio of gross expenses to average net assets including interest and dividend expense (3)(6)(8)	4.60%	2.56%	3.04%	4.02%	3.94%
Ratio of net expenses to average net assets including interest and dividend expense (3)(7)	4.50%	2.50%	2.91%	3.85%	3.94%
Ratio of net investment income (loss) to average net assets (3)(4)	(1.89)%	1.11%	1.03%	(0.01)%	(0.49)%
Portfolio turnover rate	1,181%	727%	1,114%	1,816%	1,409%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assume changes in share price, and reinvestment of dividends and capital gains distributions, if any.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Amount is less than $0.005.

(6)	Ratio of gross expenses to average net assets excluding interest expense and dividend expense (3)	2.35%	2.31%	2.38%	2.42%	2.22%

(7)	Ratio of net expenses to average net assets excluding interest expense and dividend expense (3)	2.25%	2.25%	2.25%	2.25%	2.22%

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(9)	Does not include the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Anchor Risk Managed Credit Strategies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year/Period Presented.

	Advisor Class
	For the	For the
	Year Ended	Period Ended
	August 31, 2022	August 31, 2021*
Net asset value, beginning of year/period	$10.81	$10.37
Activity from investment operations:
Net investment income (loss)(1)(6)(11)	(0.17)	0.07
Net realized and unrealized gain (loss) on investments	(0.64)	0.54
Total from investment operations	(0.81)	0.61
Less distributions:
From net investment income	—	(0.16)
From net realized gains	(0.26)	(0.01)
Total distributions	(0.26)	(0.17)
Net asset value, end of year/period	$9.74	$10.81
Total return (2)	(7.65)%	5.92	% (3)
Net assets, end of year/period (000s)	$10,232	$7,545
Ratio of gross expenses to average net assets including interest and dividend expense (5)(7)(9)	4.35%	2.44	% (4)
Ratio of net expenses to average net assets including interest and dividend expense (5)(8)	4.25%	2.33	% (4)
Ratio of net investment income (loss) to average net assets (5)(6)	(1.65)%	0.64	% (4)
Portfolio turnover rate	1,181%	727	% (10)

*	For the period September 11, 2020 (commencement of operations) through August 31, 2021.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, and reinvestment of dividends and capital gains distributions, if any.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Ratio of gross expenses to average net assets excluding interest expense and dividend expense (5)	2.10%	2.11	% (4)

(8)	Ratio of net expenses to average net assets excluding interest expense and dividend expense (5)	2.00%	2.00	% (4)

(9)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(10)	The portfolio turnover rate is for the entire Fund for the year ended August 31, 2021.

(11)	Does not include the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Anchor Risk Managed Equity Strategies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2022	August 31, 2021	August 31, 2020	August 31, 2019	August 31, 2018
Net asset value, beginning of year	$15.23	$13.19	$12.06	$12.13	$11.05
Activity from investment operations:
Net investment loss (1)(5)(8)	(0.23)	(0.21)	(0.15)	(0.09)	(0.14)
Net realized and unrealized gain (loss) on investments	(0.19)	2.25	2.63	0.84	1.89
Total from investment operations	(0.42)	2.04	2.48	0.75	1.75
Less distributions:
From net realized gains	—	—	(1.35)	(0.82)	(0.67)
Total distributions	—	—	(1.35)	(0.82)	(0.67)
Paid-in capital from redemption fees (1)	—	—	—	—	0.00 (3)
Net asset value, end of year	$14.81	$15.23	$13.19	$12.06	$12.13
Total return (2)	(2.76)%	15.47%	22.29%	7.08%	16.33%
Net assets, end of year (000s)	$162,410	$176,806	$212,726	$124,361	$160,260
Ratio of gross expenses to average net assets including interest and dividend expense (4)(6)	2.10%	2.07%	2.20%	2.19%	2.19%
Ratio of net expenses to average net assets including interest and dividend expense (4)(7)	2.10%	2.07%	2.20%	2.19%	2.19%
Ratio of net investment loss to average net assets (4)(5)	(1.52)%	(1.58)%	(1.27)%	(0.80)%	(1.25)%
Portfolio turnover rate	0%	0%	204%	1,068%	1,091%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assume changes in share price, and reinvestment of dividends and capital gains distributions, if any.

(3)	Amount is less than $0.005.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Ratio of gross expenses to average net assets excluding interest expense and dividend expense (4)	2.10%	2.07%	2.11%	2.10%	2.10%

(7)	Ratio of net expenses to average net assets excluding interest expense and dividend expense (4)	2.10%	2.07%	2.11%	2.10%	2.10%

(8)	Does not include the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Anchor Risk Managed Equity Strategies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Advisor Class
	For the	For the	For the Period
	Year Ended	Year Ended	Ended
	August 31, 2022	August 31, 2021	August 31, 2020*
Net asset value, beginning of year/period	$15.28	$13.19	$11.07
Activity from investment operations:
Net investment loss (1)(6)(10)	(0.18)	(0.21)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.20)	2.30	2.18
Total from investment operations	(0.38)	2.09	2.12
Net asset value, end of year/period	$14.90	$15.28	$13.19
Total return (2)	(2.49)%	15.85%	19.15	% (3)
Net assets, end of year/period (000s)	$320,893	$143,664	$15,385
Ratio of gross expenses to average net assets including interest and dividend expense (5)(7)	1.84%	1.86%	1.90	% (4)
Ratio of net expenses to average net assets including interest and dividend expense (5)(8)	1.84%	1.86%	1.90	% (4)
Ratio of net investment loss to average net assets (5)(6)	(1.21)%	(1.49)%	(1.34	)% (4)
Portfolio turnover rate	0%	0%	204	% (9)

*	For the period April 30, 2020 (commencement of operations) through August 31, 2020.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, and reinvestment of dividends and capital gains distributions, if any.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Ratio of gross expenses to average net assets excluding interest expense and dividend expense (5)	1.84%	1.86%	1.90	% (4)

(8)	Ratio of net expenses to average net assets excluding interest expense and dividend expense (5)	1.84%	1.86%	1.90	% (4)

(9)	The portfolio turnover rate is for the entire Fund for the year ended August 31, 2020.

(10)	Does not include the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Anchor Risk Managed Global Strategies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Institutional Class
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	August 31, 2022	August 31, 2021	August 31, 2020	August 31, 2019*
Net asset value, beginning of year/period	$12.43	$11.26	$11.07	$10.00
Activity from investment operations:
Net investment loss (1)(6)(10)	(0.17)	(0.24)	(0.02)	(0.16)
Net realized and unrealized gain (loss) on investments	(0.63)	1.55	0.98	1.23
Total from investment operations	(0.80)	1.31	0.96	1.07
Less distributions:
From net investment income	—	(0.02)	—	—
From net realized gains	(1.31)	(0.12)	(0.77)	—
Total distributions	(1.31)	(0.14)	(0.77)	—
Net asset value, end of year/period	$10.32	$12.43	$11.26	$11.07
Total return (2)	(6.57)%	11.76%	8.99%	10.70	% (3)
Net assets, end of year/period (000s)	$24,852	$30,938	$21,118	$9,961
Ratio of gross expenses to average net assets including interest and dividend expense (5)(7)(9)	2.44%	2.48%	2.92%	4.96	% (4)
Ratio of net expenses to average net assets including interest and dividend expenses (5)(8)	2.25%	2.27%	2.25%	3.60	% (4)
Ratio of net investment loss to average net assets (5)(6)	(1.59)%	(2.06)%	(0.22)%	(2.45	)% (4)
Portfolio turnover rate	0%	118%	869%	746	% (3)

*	For the period January 15, 2019 (commencement of operations) through August 31, 2019.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, and reinvestment of dividends and capital gains distributions, if any.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Ratio of gross expenses to average net assets excluding interest expense and dividend expense (5)	2.44%	2.46%	2.92%	3.61	% (4)

(8)	Ratio of net expenses to average net assets excluding interest expense and dividend expense (5)	2.25%	2.25%	2.25%	2.25	% (4)

(9)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(10)	Does not include the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Anchor Risk Managed Global Strategies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Advisor Class
	For the	For the	For the Period
	Year Ended	Year Ended	Ended
	August 31, 2022	August 31, 2021	August 31, 2020*
Net asset value, beginning of year/period	$12.45	$11.26	$11.05
Activity from investment operations:
Net investment loss (1)(6)(13)	(0.14)	(0.23)	(0.00	) (9)
Net realized and unrealized gain (loss) on investments	(0.63)	1.56	0.21
Total from investment operations	(0.77)	1.33	0.21
Less distributions:
From net investment income	—	(0.02)	—
From net realized gains	(1.31)	(0.12)	—
Total distributions	(1.31)	(0.14)	—
Net asset value, end of year/period	$10.37	$12.45	$11.26
Total return (2)	(6.30)%	11.94%	1.90	% (3)
Net assets, end of year/period (000s)	$6,540	$6,777	$11	(7)
Ratio of gross expenses to average net assets including interest and dividend expense (5)(8)(11)	2.19%	2.15%	2.67	% (4)
Ratio of net expenses to average net assets including interest and dividend expense (5)(12)	2.00%	2.00%	2.00	% (4)
Ratio of net investment loss to average net assets (5)(6)	(1.33)%	(1.95)%	(0.00	)% (4)
Portfolio turnover rate	0%	118%	869	% (10)

*	For the period July 15, 2020 (commencement of operations) through August 31, 2020.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, and reinvestment of dividends and capital gains distributions, if any.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Amount is actual; not presented in thousands.

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(9)	Amount is less than $0.005.

(10)	The portfolio turnover rate is for the entire Fund for the year ended August 31, 2020.

(11)	Ratio of gross expenses to average net assets excluding interest expense and dividend expense (5)	2.19%	2.15%	2.67	% (4)

(12)	Ratio of net expenses to average net assets excluding interest expense and dividend expense (5)	2.00%	2.00%	2.00	% (4)

(13)	Does not include the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Anchor Funds
NOTES TO FINANCIAL STATEMENTS
August 31, 2022

1.	ORGANIZATION

The Anchor Risk Managed Credit Strategies Fund (“Credit Fund”), Anchor Risk Managed Equity Strategies Fund (“Equity Fund”) and Anchor Risk Managed Global Strategies Fund (“Global Fund”) (each a “Fund” and collectively, the “Funds”) are diversified series of shares of beneficial interest of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Credit Fund and Equity Fund have the investment objective to seek to provide total return from income and capital appreciation with a secondary objective of limiting risk during unfavorable market conditions. The Global Fund seeks to achieve above average total returns over a full market cycle with lower correlation and reduced risk when compared to traditional world indices. The Credit Fund commenced operations on September 29, 2015. The Equity Fund commenced operations on September 6, 2016. The Global Fund commenced operations on January 15, 2019.

Each Fund offers two share classes designated as Institutional Class and Advisor Class. The Investor Class of the Credit Fund converted to the Institutional Class of the Credit Fund on August 1, 2017. The Investor Class of the Equity Fund and Global Fund were renamed Advisor Class on April 29, 2020. The Advisor Class of the Equity Fund commenced operations on April 30, 2020. The Advisor Class of the Global Fund commenced operations on July 15, 2020. The Advisor Class of the Credit Fund commenced operations on September 11, 2020. Each class represents an interest in the same assets of each Fund and classes are identical except for differences in their ongoing service and distribution charges. Fund level income and expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative net assets within the respective Fund. Class specific expenses are allocated to that share class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Exchange traded futures are valued at the final settle price or, in the absence of a sale price, at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2022

Valuation of Underlying Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and exchange traded funds (“ETFs”), after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2022

creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of August 31, 2022, for the Funds’ assets and liabilities measured at fair value:

Credit Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Exchange-Traded Funds*	$7,453,000	$—	$—	$7,453,000
Money Market Fund	19,011,496	—	—	19,011,496
Total Investments	$26,464,496	$—	$—	$26,464,496

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2022

Equity Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Exchange-Traded Funds*	$156,764,504	$—	$—	$156,764,504
Money Market Fund	239,283,233	—	—	239,283,233
Total Investments	$396,047,737	$—	$—	$396,047,737
Other Financial Instruments
Futures Contracts **	$1,997,450	$—	$—	$1,997,450
Total	$398,045,187	$—	$—	$398,045,187
Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Futures Contracts**	$(25,015)	$—	$—	$(25,015)
Total	$(25,015)	$—	$—	$(25,015)

Global Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Exchange-Traded Funds*	$6,787,000	$—	$—	$6,787,000
Money Market Fund	14,109,136	—	—	14,109,136
Total Investments	$20,896,136	$—	$—	$20,896,136
Other Financial Instruments
Futures Contracts**	$234,145	$—	$—	$234,145
Total	$21,130,281	$—	$—	$21,130,281
Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Futures Contracts**	$(2,892)	$—	$—	$(2,892)
Total	$(2,892)	$—	$—	$(2,892)

The Funds did not hold any Level 2 or 3 securities at August 31, 2022.

*	Please refer to the Schedule of Investments for breakout by type.

**	Represents cumulative appreciation (depreciation) on futures contracts at August 31, 2022.

Exchange Traded Funds – The Funds may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning its underlying securities, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. A Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, potentially unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Futures – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. To manage equity price risk, the Funds may enter into futures contracts. Upon entering into a futures contract with a broker, a Fund is required to deposit, in a segregated account, a specified amount of cash which is classified as “cash deposit” with broker in the accompanying Statements of Assets and Liabilities. Futures contracts are marked-to-

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2022

market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at year end are listed after each Fund’s Schedule of Investments.

The notional value represents amounts related to each Fund’s futures contracts upon which the fair value of the futures contracts held by the Fund is based. Notional values do not represent the current fair value of the Funds’ futures contracts. Further, the underlying price changes in relation to variables specified by the notional values, affects the fair value of these derivative financial instruments. Theoretically, each Fund’s exposure is equal to the notional value of contracts held. Each Fund’s obligations will generally equal only the amount to be paid or received through a futures contract.

The notional value of the derivative instruments outstanding as of August 31, 2022, as disclosed in each Fund’s Schedule of Investments, and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity.

For the year ended August 31, 2022, the amount of unrealized appreciation (depreciation) and realized gain (loss) on futures contracts subject to equity price risk amounted to the following:

		Statements of
	Statements of	Operations
	Assets	Net Change in
	Unrealized	Unrealized	Statements of
	Appreciation	Appreciation	Operations Realized
	for Futures	(Depreciation) on	Gain (Loss) from Futures
Fund	Contracts *	Futures Contracts #	Contracts #
Credit Fund	$—	$(93,717)	$(1,741,309)
Equity Fund	1,768,058	(730,350)	33,583,470
Global Fund	120,530	(654,635)	(900,563)

#	Such figures can be found on the Statements of Operations.

*	Variation margin on futures contracts. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as variation margin on futures contracts.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income and expenses are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared quarterly by the Credit Fund, Equity Fund and Global Fund. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2022

investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

Federal Income Tax – It is each Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended August 31, 2019 to August 31, 2021 or expected to be taken in the Funds’ August 31, 2022 year-end tax returns. The Funds identify their major tax jurisdictions as U.S. federal, state of Ohio, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	CASH – CONCENTRATION IN UNINSURED ACCOUNT

For cash management purposes, the Funds may concentrate cash with the Funds’ custodian and broker. As of August 31, 2022, the Credit Fund and Global Fund held $7,778,685 and $4,040,190, respectively, in cash at U.S. Bank, N.A. for Jefferies. The Credit Fund, Equity Fund and Global Fund held $3,239,777, $82,493,868 and $6,318,064 at Interactive Brokers. The Credit Fund and Global Fund held $15,680,190 and $93,802 at Jefferies.

4.	INVESTMENT TRANSACTIONS

For the year ended August 31, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $281,056,634 and $308,518,717 respectively, for the Credit Fund; $0 and $0 respectively, for the Equity Fund; $7,695,050 and $0, respectively, for the Global Fund.

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2022

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Anchor Capital Management Group, Inc. serves as the Funds’ investment adviser (the “Adviser”).

Pursuant to an investment advisory agreement with the Trust, on behalf of each Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, each Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.60% of each Fund’s average daily net assets. For the year ended August 31, 2022, the Funds incurred advisory fees of $749,084 for the Credit Fund; $5,811,008 for the Equity Fund and $566,068 for the Global Fund.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund until at least December 31, 2023 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 2.25% of the average daily net assets of each Fund’s Institutional Class shares and 2.00% of the average daily net assets of each Fund’s Advisor Class shares. Fees waived or reimbursed by the Adviser may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation within three years following when such amounts were waived and/or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expenses limits in place at the time of the recoupment. During the year ended August 31, 2022, the Adviser waived fees of $39,148 for Credit Fund and $71,728 for the Global Fund, which are subject to recapture by the Adviser. As of August 31, 2022, the Adviser has waived fees that can be recouped up to three years from the date incurred as summarized below:

	Expires August	Expires August	Expires August 31,
	31, 2023	31, 2024	2025
Credit Fund	$40,107	$27,523	$39,148
Global Fund	101,864	63,822	71,728

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, Institutional Class Shares may pay up to 0.25% of their average daily net assets to pay for certain distribution activities and shareholder services. No distribution fees are paid on the Advisor Class Shares. For the year ended August 31, 2022, $86,036, $418,964 and $66,121 was incurred under the Plan for the Credit Fund, the Equity Fund and the Global Fund, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended August 31, 2022, the Distributor did not receive any underwriting commissions for sales of the Funds’ shares.

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2022

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, each Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Funds for federal income tax purposes and the respective gross unrealized appreciation and depreciation at August 31, 2022 were as follows:

		Gross		Net Unrealized
		Unrealized	Gross Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Credit Fund	$26,940,430	$—	$(475,934)	$(475,934)
Equity Fund	348,930,449	52,248,043	(5,130,755)	47,117,288
Global Fund	21,804,186	—	(908,050)	(908,050)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended August 31, 2022 and August 31, 2021 was as follows:

For the year ended August 31, 2022:

	Ordinary	Long-Term		Return of
	Income	Capital Gains	Exempt Income	Capital	Total
Credit Fund	$244,814	$955,337	$—	$—	$1,200,151
Equity Fund	—	—	—	—	—
Global Fund	636,277	3,748,934	—	—	4,385,211

For the year ended August 31, 2021:

	Ordinary	Long-Term		Return of
	Income	Capital Gains	Exempt Income	Capital	Total
Credit Fund	$701,309	$—	$—	$—	$701,309
Equity Fund	—	—	—	—	—
Global Fund	348,367	—	—	—	348,367

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2022

As of August 31, 2022, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation	Accumulated
	Tax-Exempt Income	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Credit Fund	$—	$—	$—	$(1,796,579)	$(779,926)	$(1,338)	$(475,934)	$(3,053,777)
Equity Fund	—	4,681,162	15,616,831	—	—	—	47,117,288	67,415,281
Global Fund	—	—	—	(713,944)	(1,006,750)	—	(908,050)	(2,628,744)

The difference between book basis and tax basis accumulated net investment income (loss), accumulated net realized gain(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market on open futures contracts. In addition, the amount listed under other book/tax differences are primarily attributable to the tax deferral of losses on the unamortized portion of organization expenses for tax purposes.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Credit Fund	$—
Equity Fund	—
Global Fund	259,321

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Credit Fund	$1,796,579
Equity Fund	—
Global Fund	454,623

On August 31, 2022, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

				Capital Loss
				Carry Forward
	Short-Term	Long-Term	Total	Utilized
Credit Fund	$350,000	$429,926	779,926	—
Equity Fund	—	—	—	—
Global Fund	402,700	604,050	1,006,750	—

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2022

During the fiscal period ended August 31, 2022, certain of the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, distributions in excess, and equalization credits, resulted in reclassifications for the Funds for the year ended August 31, 2022 as follows:

	Paid
	In	Accumulated
	Capital	Earnings (Losses)
Credit Fund	$(755,989)	$755,989
Equity Fund	4,095,041	(4,095,041)
Global Fund	(283,388)	283,388

8.	LINE OF CREDIT

The Credit Fund may borrow to meet repurchase requests. The Credit Fund is required to maintain asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. The Credit Fund had entered into a line of credit (“LOC”) agreement with U.S. Bank, N.A. which permits the Credit Fund to borrow at a rate, per annum, equal to the prime rate. The Credit Fund did not utilize this uncommitted facility of $5,000,000 during the year ended August 31, 2022. The LOC expires on July 31, 2023.

9.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds listed below currently invest a portion of their assets in the corresponding investment companies. Each Fund may redeem its investment from the investment companies at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Funds will be directly affected by the performance of these investment companies. The financial statements of these investment companies, including their portfolios of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Funds’ financial statements.

		Percentage of Net
Fund	Investment	Assets
Credit Fund	First American Government Obligations Fund, Class X	50.1%
Equity Fund	First American Government Obligations Fund, Class X	49.5%
Global Fund	First American Government Obligations Fund, Class X	44.9%

Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invests in addition to the Funds’ direct fees and expenses.

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2022

10.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of August 31, 2022, TD Ameritrade Inc., an account holding shares for the benefit of others in nominee name, held approximately 59%, 39%, and 78% of the voting securities for the Credit Fund, the Equity Fund and the Global Fund, respectively. The Funds have no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of any Fund.

11.	RECENT REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a Fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

12.	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust IV

and the Shareholders of Anchor Risk Managed Credit Strategies Fund, Anchor Risk Managed Equity Strategies Fund, and Anchor Risk Managed Global Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Anchor Risk Managed Credit Strategies Fund, Anchor Risk Managed Equity Strategies Fund, and Anchor Risk Managed Global Strategies Fund, each a series of shares of beneficial interest in Northern Lights Fund Trust IV (the “Funds”), including the schedules of investments, as of August 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights Presented
Anchor Risk Managed Credit Strategies Fund

Institutional Class financial highlights for each of the years in the five-year period ended August 31, 2022

Advisor Class financial highlights for the year ended August 31, 2022 and for the period September 11, 2020 (commencement of operations) through August 31, 2021

Anchor Risk Managed Equity Strategies Fund

Institutional Class financial highlights for each of the years in the five-year period ended August 31, 2022

Advisor Class financial highlights for each of the years in the two-year period ended August 31, 2022 and for the period from April 30, 2020 (commencement of operations) through August 31, 2020

Anchor Risk Managed Global Strategies Fund

Institutional Class financial highlights for each of the years in the three-year period ended August 31, 2022 and for the period from January 15, 2019 (commencement of operations) through August 31, 2019

Advisor Class financial highlights for each of the years in the two-year period ended August 31, 2022 and for the period from July 15, 2020 (commencement of operations) through August 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust IV since 2015.

Philadelphia, Pennsylvania

October 25, 2022

Anchor Funds
SUPPLEMENTAL INFORMATION (Unaudited)
August 31, 2022

The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees * **

Name, Address and Year of Birth	Position/Term of Office *	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2016).	3	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi-Strategy Fund (2014-2017);
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services) (since 2010).	3	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003).	3	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

8/31/22 – NLFT IV_v1

Anchor Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
August 31, 2022

Officers

Name and Year of Birth	Position/Term of Office *	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Ultimus Fund Solutions, LLC (since 2012).	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1976	Treasurer since 2015	Vice President, Ultimus Fund Solutions, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Secretary since 2017	Associate Director (since 2022) and Manager, Legal Administration) (2018-2022, Ultimus Fund Solutions, LLC; Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2019	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of August 31, 2022, the Trust was comprised of 30 other active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund(s) do not hold [itself/ themselves] out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-594-1226.

8/31/22 – NLFT IV_v1

Anchor Funds
EXPENSE EXAMPLES (Unaudited)
August 31, 2022

As a shareholder of the Funds you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Annualized	Expenses Paid
	Value	Value	Expense	During Period
	3/1/22	8/31/22	Ratio	3/1/22 – 8/31/22*
Actual
Anchor Risk Managed Credit Strategies Fund- Advisor Class	$1,000.00	$979.90	4.99%	$24.88
Anchor Risk Managed Credit Strategies Fund- Institutional Class	$1,000.00	$978.80	5.29%	$26.40
Anchor Risk Managed Equity Strategies Fund- Advisor Class	$1,000.00	$1,033.30	1.85%	$9.49
Anchor Risk Managed Equity Strategies Fund- Institutional Class	$1,000.00	$1,031.30	2.10%	$10.76
Anchor Risk Managed Global Strategies Fund- Advisor Class	$1,000.00	$1,059.20	2.00%	$10.38
Anchor Risk Managed Global Strategies Fund- Institutional Class	$1,000.00	$1,058.50	2.25%	$11.67

Anchor Funds
EXPENSE EXAMPLES (Unaudited) (Continued)
August 31, 2022

	Beginning	Ending
	Account	Account	Annualized	Expenses Paid
	Value	Value	Expense	During Period
	3/1/22	8/31/22	Ratio	3/1/22 – 8/31/22*
Hypothetical (5% return before expenses)
Anchor Risk Managed Credit Strategies Fund- Advisor Class	$1,000.00	$1,000.07	4.99%	$24.73
Anchor Risk Managed Credit Strategies Fund- Institutional Class	$1,000.00	$998.52	5.29%	$26.66
Anchor Risk Managed Equity Strategies Fund- Advisor Class	$1,000.00	$1,015.87	1.85%	$9.41
Anchor Risk Managed Equity Strategies Fund- Institutional Class	$1,000.00	$1,014.61	2.10%	$10.67
Anchor Risk Managed Global Strategies Fund- Advisor Class	$1,000.00	$1,015.12	2.00%	$10.16
Anchor Risk Managed Global Strategies Fund- Institutional Class	$1,000.00	$1,013.86	2.25%	$11.42

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Renewal of the Investment Advisory Agreement with Anchor Capital Management Group, Inc.

In connection with the meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust IV (the “Trust”) held on July 18 and 19, 2022 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Anchor Advisory Agreement”) between Anchor Capital Management Group, Inc. (“Anchor”) and the Trust, with respect to Anchor Risk Managed Credit Strategies Fund (“ARCM”), Anchor Risk Managed Equity Strategies Fund (“ARME”), and Anchor Risk Managed Global Strategies (“ARMG” and together with ARCM and ARME, the “Anchor Funds”. In considering the renewal of the Anchor Advisory Agreement the Board received materials specifically relating to the Anchor Advisory Agreement.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the renewal of the Anchor Advisory Agreement. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Anchor Advisory Agreement on behalf of ARCM, ARME, and ARMG and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Anchor Advisory Agreement.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Anchor related to the proposed renewal of the Anchor Advisory Agreement with respect to each of the Anchor Funds, including a description of the manner in which investment decisions were made and executed, a review of the personnel performing services for each of the Anchor Funds, including the individuals that primarily monitored and executed the investment process, and noted no changes to the key personnel. The Board discussed the extent of the research capabilities, the quality of Anchor’s compliance infrastructure and the experience of its investment advisory personnel. The Board noted that Anchor was an experienced investment adviser with seasoned senior management and that the performance of the Anchor Funds supported the quality and experience of the staff. The Board reviewed the information provided on the practices for monitoring compliance with Anchor Funds’ investment limitations and discussed Anchor’s compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that Anchor’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board reviewed the capitalization of Anchor based on financial information provided by and representations made by Anchor and concluded that Anchor was sufficiently well-capitalized. The Board concluded that Anchor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Anchor Advisory Agreement with respect to each Anchor Fund and that the nature, overall quality and extent of the management services to be provided to each Anchor Fund by Anchor were satisfactory.

Performance. The Board discussed the report prepared by Broadridge and reviewed each Anchor Fund’s performance as compared to its Broadridge selected peer group, Morningstar category and benchmark for the one-year, three-year, five-year and since inception periods ended April 30, 2022.

ARMC. The Board noted that ARMC underperformed its Morningstar category median, peer group median and benchmark for the one and five-year periods. The Board noted for the three-year period, ARMC outperformed its benchmark and its Morningstar category median but underperformed its peer group median. The Board noted that for the period since inception it outperformed its benchmark but underperformed its Morningstar category and peer group median. The Board concluded ARMC’s performance was satisfactory.

ARME. The Board noted that ARME outperformed its Morningstar category median and Broadridge peer group median for across all periods, noting ARME ranked first in its peer group for each period and in the first quartile for its category for the three-year, five-year and since inception periods. The Board concluded ARME’s performance was satisfactory.

ARMG. The Board noted that ARMG underperformed its Morningstar category and Broadridge peer group medians and benchmark for the one-year period. The Board noted ARMG outperformed its Broadridge peer group median for the three year and since inception periods but underperformed its Morningstar Category median and benchmark over the same periods. The Board concluded ARMG’s performance was satisfactory.

Fees and Expenses.

ARMC: The Board noted ARMC’s advisory fee of 1.60% was higher than the peer group median and the Morningstar category median but below the peer group and Morningstar category high. The Board reviewed the contractual arrangements for ARMC, which stated that ACMG had agreed to waive or limit its advisory fee and/or reimburse expenses, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.00% and 2.25% of ARMC’s average net assets for Advisor Class shares and Institutional Class shares, respectively. The Board found such arrangements to be beneficial to shareholders. The Board noted that the net total expense ratio was lower than the peer group average and median and the Morningstar category average. It was the consensus of the Board that, based on Anchor’s experience and expertise, and the services to be provided by Anchor to ARMC, the advisory fee to be charged by Anchor to ARMC was not unreasonable.

ARME. The Board noted the advisory fee of 1.60% was higher than the peer group median and the Morningstar category median but not the highest in the category. The Board reviewed the contractual arrangements for ARME, which stated that Anchor had agreed to waive or limit its advisory fee and/or reimburse expenses, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.00% and 2.25% of ARME’s average net assets for Advisor Class shares and Institutional Class shares, respectively. The Board found such arrangements to be beneficial to shareholders although noting that the net total expense ratio was again higher than the peer group median and the Morningstar category median but not the highest in the category or peer group. The Board considered that the Anchor’s assertion that ARME’s net expense ratio included expenses that contributed to a higher expense ratio relative to certain of the ARME’s peers which did not use a fund of funds structure. The Board agreed that, based on Anchor’s experience and expertise, and the services to be provided by Anchor to ARME, the advisory fee to be charged by Anchor to ARME was not unreasonable.

ARMG. The Board noted the advisory fee of 1.60% was higher than the peer group median and the Morningstar category median but not the highest in the category. The Board reviewed the contractual arrangements for ARMG, which stated that Anchor had agreed to waive or limit its advisory fee and/or reimburse expenses, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.00% and 2.25% of ARMG’s average net assets for Advisor Class shares and Institutional Class shares, respectively. The Board found such arrangements to be beneficial to shareholders although noting that the net total expense ratio was again higher than the peer group median and the Morningstar category median but not the highest in the category. The Board considered that the Anchor’s assertion that ARMG’s net expense ratio includes expenses that contribute to a higher expense ratio relative to certain of the ARMG’s peers which do not use a fund of funds structure. After further consideration, it was the consensus of the Board that, based on Anchor’s experience and expertise, and the services to be provided by Anchor to ARMG, the advisory fee to be charged by Anchor to ARMG was not unreasonable.

Profitability. The Board considered the level of profits that could be expected to accrue to Anchor with respect to each Anchor Fund based on profitability reports and profitability analyses provided by Anchor with respect to each Anchor Fund. The Board found that Anchor realized a modest net profit from the Anchor Advisory Agreement. The Board also reviewed the selected financial information of Anchor provided by Anchor. After review and discussion, the Board concluded that Anchor’s profits from its relationship with each of the Anchor Funds was not excessive.

Economies of Scale. The Board considered whether economies of scale had been reached with respect to the management of each Anchor Fund. They noted that Anchor had indicated its willingness to discuss the matter of considering breakpoints with the Board as each Anchor Fund grew and anticipated realizing economies of scale once each Anchor Fund reached greater assets. The Board agreed that the absence of breakpoints at this time was acceptable.

Conclusion. Having requested and received such information from Anchor as the Board believed to be reasonably necessary to evaluate the terms of the Anchor Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fees were not unreasonable and that renewal of the Anchor Advisory Agreement was in the best interests of the shareholders of the Anchor Funds.

Anchor Funds
SUPPLEMENTAL INFORMATION (Unaudited)
August 31, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended August 31, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies will be available without charge, upon request, by calling 1-844-594-1226 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-844-594-1226.

ADVISER
Anchor Capital Management Group, Inc.
15 Enterprise, Suite 450
Aliso Viejo, CA 92656

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

ANCHOR-AR22

(b) Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 – $36,600

2021 – $48,800

(b)	Audit-Related Fees

2022 – None

2021 – None

(c)	Tax Fees

2021 – $7,500

2020 – $10,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - None

2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2022	2021
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $7,500

2021 - $10,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 11/2/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 11/2/22

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 11/2/22